NASDAQ: INFI September 2009 Infinity Innovative. Independent. Inspired. Exhibit 99.1

Innovative. Independent. Inspired.

Safe Harbor Statement
2 2
•
This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of
1995.
•
These statements involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements.
•
Such forward-looking statements include statements regarding future clinical trial activity for IPI-504 and IPI-493; the presentation of clinical data for IPI-504 and IPI-493; the filing of an IND for IPI-940; estimates of 2009 financial performance; the continuation of the Purdue/Mundipharma alliance and the exercise of warrants held by Purdue, and the expectation that Infinity will have capital to support its current operating plan into 2013.
•
Such forward-looking statements are subject to numerous factors, risks and uncertainties that may cause actual events or results to differ materially from the company's current expectations. For example, there can be no guarantee that Infinity’s strategic alliance with Purdue/ Mundipharma will continue for its expected term or that these entities will fund Infinity’s programs as agreed, or that any product candidate Infinity is developing will successfully complete necessary preclinical and clinical development phases. In addition, Infinity’s expectations could be affected by risks and uncertainties relating to: results of clinical trials and preclinical studies, including subsequent analysis of existing data and new data received from ongoing and future studies; the content and timing of decisions made by the U.S. Food and Drug Administration and other regulatory authorities, investigational review boards at clinical trial sites, and publication review bodies; Infinity's ability to enroll patients in its clinical trials; unplanned cash requirements and expenditures; market acceptance of any products Infinity or its partners may successfully develop; and Infinity's ability to obtain, maintain and enforce patent and other intellectual property protection for any product candidate it is developing.
•
These and other risks which may impact management's expectations are described in greater detail under the caption "Risk
Factors" included in Infinity's quarterly report on Form 10-Q filed with the U.S. Securities and Exchange Commission in August
2009.
•
Further, any forward-looking statements contained in this presentation speak only as of the date hereof, and Infinity expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.
•
All trademarks used in this presentation are the property of their respective owners.
•
Our Internet website is http://www.infi.com. We regularly use our website to post information regarding our business, product development programs and governance.  We encourage investors to use www.infi.com, particularly the information in the section entitled “Investors/Media,” as a source of information about Infinity. References to www.infi.com in this presentation are not intended to, nor shall they be deemed to, incorporate information on www.infi.com into this presentation by reference.

Innovative. Independent. Inspired.
Infinity: Uniquely positioned for success
Full ownership of industry-leading Hsp90 chaperone inhibitors
U.S. commercialization rights to all oncology programs
Worldwide royalties up to 20% on neuropathic pain program

Financial strength
Value-creating
asset ownership
Innovative
pipeline
Cash and funding to support operating plan into 2013
Phase 2: Hsp90 chaperone inhibition
Phase 1: Hedgehog pathway inhibition
Near IND: Neuropathic pain (FAAH)
World-class discovery organization

Innovative. Independent. Inspired.
Financial strength today to aggressively invest
in pipeline – without dilution
•
$150 million in cash & equivalents as of June 30, 2009
•
Purdue / Mundipharma collaboration
–
Access to $50 million line of credit (interest at prime; payment due 2019)
–
Up to $175 million in R&D funding through 2011*; options to extend through
2013
•
~ 26 million shares outstanding
–
Up to $200 million in proceeds from Purdue exercisable warrants
(6 million shares at exercise price of $15 to $40 per share)

*As of 7/1/2009, assuming Purdue funding through 2011. Funding from Purdue includes ~$25M in 2H2009, up to $65M in 2010 (committed), and up to $85M in 2011

Innovative. Independent. Inspired.
5 5
Infinity: Developing Breakthrough Therapeutics

Discovery Preclinical Phase 1 Phase 2 Phase 3
Hsp90 Chaperone Inhibitors
Hsp90 IV: IPI-504 (retaspimycin hydrochloride)
NSCLC
HER2+ mBC
Solid Tumors
Hsp90 oral: IPI-493
Solid Tumors
Hedgehog Pathway: IPI-926
Solid Tumors
FAAH: IPI-940
Bcl-2/Bcl-xL*
Discovery Programs
*Transitioned to Novartis
Pipeline at July 2009
Herceptin® Combination
Taxotere® Combination

Innovative. Independent. Inspired. 6 Hsp90 Chaperone Inhibition Program: New angle of attacking oncoproteins

Innovative. Independent. Inspired. 7 7 Hsp90 chaperone function 7 • Hsp90 chaperone stabilizes the oncoprotein, enabling growth signaling and tumor cell proliferation.

Innovative. Independent. Inspired.
8 8
Hsp90 chaperone inhibition:
A new
angle for targeting oncoproteins

•
Currently, targeted
therapies inhibit
oncoproteins in
distinctly different ways
that do not affect the
critical function of
Hsp90.
•
Through the inhibition of
Hsp90, oncoproteins
can now be targeted
from an entirely new
angle
mAB
TKI

Innovative. Independent. Inspired.
9 9
Hsp90 chaperone inhibition:
Arresting tumor cell growth

•
When the chaperone
function of Hsp90 is
inhibited, oncoproteins
become unstable,
unfolded, and unable to
signal.
•
Unfolded oncoproteins
will then be degraded
rapidly by the
proteasome, arresting
tumor cell growth.

Innovative. Independent. Inspired.
10 10
Infinity’s Hsp90 chaperone inhibition program

Broad medical & commercial potential
Lung cancer
Breast cancer
Additional tumors
–IPI-504 IV
(retaspimycin hydrochloride)
–IPI-493 oral

Innovative. Independent. Inspired.
11 11
Infinity’s Hsp90 chaperone inhibition program
Broad medical & commercial potential

Lung cancer
Non-small cell
180,000 US
incidence
• IPI-504 Ph 2 in NSCLC (ASCO 2009)
14% ORR in wtEGFR patients
• IPI-504 Ph 1b combo with Taxotere
(ASCO 2009)
Generally well-tolerated; combinable
• Molecular
characterization
ongoing
• Clinical data expected
2010
• Future plans: Fall 2009

Innovative. Independent. Inspired.
12 12
Infinity’s Hsp90 chaperone inhibition program
Broad medical & commercial potential

Lung cancer
Non-small cell
180,000 US
incidence
• IPI-504 Ph 2 in NSCLC (ASCO 2009)
14% ORR in wtEGFR patients
• IPI-504 Ph 1b combo with Taxotere
(ASCO 2009)
Generally well-tolerated; combinable
• Molecular
characterization
ongoing
• Clinical data expected
2010
• Future plans: Fall 2009
Breast cancer
HER2+
45,000 US
incidence
• IPI-504 Ph 2 in HER2+ mBC, combination
with Herceptin® underway
Demonstrated potency and tumor growth
inhibition in preclinical models
• Clinical data expected
2010

Innovative. Independent. Inspired.
13 13
Infinity’s Hsp90 chaperone inhibition program
Broad medical & commercial potential

Lung cancer
Non-small cell
180,000 US
incidence
• IPI-504 Ph 2 in NSCLC (ASCO 2009)
14% ORR in wtEGFR patients
• IPI-504 Ph 1b combo with Taxotere
(ASCO 2009)
Generally well-tolerated; combinable
• Molecular
characterization
ongoing
• Clinical data expected
2010
• Future plans: Fall 2009
Breast cancer
HER2+
45,000 US
incidence
• IPI-504 Ph 2 in HER2+ mBC, combination
with Herceptin® underway
Demonstrated potency and tumor growth
inhibition in preclinical models
• Clinical data expected
2010
Additional
tumors
• IPI 493 oral Ph 1 study underway
• Additional opportunities with IPI-504
• Additional IPI-504
study anticipated by
early 2010

Innovative. Independent. Inspired. 14 Hedgehog Program

Innovative. Independent. Inspired.

The Hedgehog pathway:
A promising new focus for targeted drug therapy
15 15
•
The Hedgehog pathway is
not active in most adult cells
•
Smoothened (Smo)  -- which
can promote growth of
certain cancers – is held in
an inactive state by Patched
(Ptc)
•
Gli transcription factors do
not enter the nucleus to
promote transcription
Malignant activation of the Hedgehog pathway may be implicated in many insidious cancers including pancreatic, ovarian, small cell lung, breast, brain, and basal cell (skin) cancers

Innovative. Independent. Inspired.

The role of Smoothened in malignant activation
of the Hedgehog pathway
16 16
•
In certain cancers, such
as small cell lung
cancer, tumor cells
produce Hh ligand that
binds to Ptc, allowing
Smo to initiate a
signaling cascade
through Gli
•
Gli dependent
transcription of genes
can now promote tumor
survival and growth

Innovative. Independent. Inspired.

Malignant activation of the Hedgehog pathway
can also affect the tumor microenvironment
Travaglione et al., 2008 EORTC
•
In certain cancers, such
as pancreatic  cancer,
tumor derived Hh
ligands act through Smo
on stromal cells in the
tumor microenvironment
•
Stromal cells in the
microenvironment
provide support for
growth and survival of
tumor cells

Innovative. Independent. Inspired.

Infinity’s IPI-926
inhibits the Hedgehog pathway
18 18
•
IPI-926 inhibits Smo,
preventing the signaling
cascade that otherwise
leads to tumor cell
growth and survival
IPI-926
IPI-926 in ongoing
Ph 1 clinical trial

Hh
Smo
Ptc
Signal
Gli

Tumor Volume (mm3)
1000
900
800
700
600
500
400
300
200
100
0
35
40
45
50
55
60
65
70
75
80
85
Vehicle
IPI-926
Etoposide / Platinum (E/P)
Vehicle Post E/P
IPI-926 Post E/P
Last day of E/P treatment
Mice randomized +/- IPI-926
82%

Infinity PHARMACEUTICALS

Innovative. Independent. Inspired.
19 19
Significant anti-tumor activity with IPI-926 in
small cell lung cancer model
Days Post Implant
5 weeks total of IPI-926 follow-up
treatment; 40 mg/kg, PO QD
Travaglione et al., 2008 AACR

Innovative. Independent. Inspired.
20
IPI-926 + Gemcitabine provides a survival
benefit in pancreatic cancer model
IPI-926 depletes tumor stroma
through down-regulation of Hh
signaling, resulting in increased
drug delivery to the tumor
Olive et al., 2009 Science
0 15 30 45 60 75 90
0

40
60
80
100
Days of Treatment
Vehicle
Gem
IPI-926
IPI-926/Gem
Model resembling human
pancreatic cancer responds
poorly to gemcitabine due to
lack of tumor perfusion

Innovative. Independent. Inspired.
Compelling potential path forward for Phase 2
development
•
Recent Science
article highlights promising role of IPI-926 in
chemo-resistant pancreatic cancer model
•
Evidence for Hh inhibition as maintenance therapy in
chemo-responsive tumor models, including SCLC and ovarian
•
IPI-926 moving well through Phase 1 study

Innovative. Independent. Inspired. 22 Early Pipeline: Neuropathic Pain

Innovative. Independent. Inspired.
Fatty acid amide hydrolase (FAAH):
23 23
Next Generation Innovation: IPI-940 for
neuropathic pain

Advance IPI-940 to IND by year-end 2009
FAAH inhibition increases the duration of anandamide’s
analgesic effect, prolonging pain relief at the site of release
CB1
Anandamide

Innovative. Independent. Inspired.
24 24
Infinity: Developing Breakthrough Therapeutics

Discovery Preclinical Phase 1 Phase 2 Phase 3
Hsp90 Chaperone Inhibitors
Hsp90 IV: IPI-504 (retaspimycin hydrochloride)
NSCLC
HER2+ mBC
Solid Tumors
Hsp90 oral: IPI-493
Solid Tumors
Hedgehog Pathway: IPI-926
Solid Tumors
FAAH: IPI-940
Bcl-2/Bcl-xL*
Discovery Programs
*Transitioned to Novartis
Pipeline at July 2009
Herceptin® Combination
Taxotere® Combination

Innovative. Independent. Inspired.
25 25
•
Report IPI-504 NSCLC Ph 2 data, mid-2009
•
Report IPI-504 Ph 1b Taxotere® combo data, mid-2009
•
Advance oral IPI-493 Ph 1
•
Initiate additional trials (including HER2+ mBC)

2009 R&D Milestones
Hsp90: IPI-504 and IPI-493 oral
•
Advance IPI-940 to IND
FAAH: IPI-940
•
Report IPI-926 preclinical data, multiple tumor models, mid-2009
Hedgehog: IPI-926

Innovative. Independent. Inspired.
26 26
Business and Commercial Objectives

• Build market presence
– Infinity to commercialize all oncology products in U.S.
– Potential to partner Hsp90 for ex-U.S. marketing
– Purdue/Mundipharma ex-U.S. marketing
• Identify strategic opportunities to enhance profile
• Maintain strong financial profile
– Cash into 2013
– Opportunities for additional capital including
Purdue warrants, Hsp90 partnering

Innovative. Independent. Inspired.
27
Financial Strength:
Aggressive Investment, Cash into 2013
2009
Key objectives
• Advance Hsp90 trials
• Advance Hedgehog trial
• IND in neuropathic pain (FAAH)
Total investment $80 – 90M
$157M
2009 starting
cash*
2009 ending cash $127 – 137M
*$127M on 12/31/08, plus $30M Purdue equity investment 1/7/09
** After $12.5M residual funding from AstraZeneca
Net cash burn
(Purdue funds non-Hsp90)
($20 - 30M)**

2010-2012
• Advance late-stage Hsp90 program
• Initiate addt’l Hh and FAAH  studies
• Strategically enhance pipeline
$375 – 425M
($140 – 170M)
Additional sources of cash
$50M Purdue line of credit
• Up to $200M Purdue warrants
• Partner Hsp90 ex-U.S.

Innovative. Independent. Inspired.
Infinity: Uniquely positioned for success
Full ownership of industry-leading Hsp90 chaperone inhibitors
US Commercialization rights to all oncology programs
Worldwide royalties to 20% on neuropathic pain program

Financial strength
Value-creating
asset ownership
Innovative
pipeline
Cash and funding to support operating plan into 2013
Phase 2: Hsp90 chaperone inhibition
Phase 1: Hedgehog pathway inhibitor
Near IND: Neuropathic pain (FAAH)
World-class discovery organization

Innovative. Independent. Inspired. 29 29 Infinity Innovative. Independent. Inspired. 29